UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2004

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 304-6073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2004, Target Corporation (the “Company”) conducted a regularly scheduled conference call during which members of the Company’s senior management team discussed third quarter 2004 financial results and the outlook for the remainder of fiscal year 2004. They also responded to questions.

The conference call was conducted after the Company issued a press release earlier that day relating to its third quarter 2004 results. Because the Securities and Exchange Commission’s EDGAR system was not available to receive filings on November 11, 2004, due to the Veteran’s Day holiday, the Company was not able to furnish that press release to the Commission on Form 8-K prior to the conference in accordance with its usual practice. Accordingly, the Company is furnishing the transcript of the conference call to the Commission pursuant to the instructions to Item 2.02 of Form 8-K. A copy of the transcript is attached hereto as Exhibit 99. This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Forward looking statements in the transcript should be considered in conjunction with the cautionary statements in Exhibit (99)C to the Company’s 2003 Form 10-K.

Item 8.01.	Other Events.

On November 11, 2004, Target Corporation (the “Company”) conducted a regularly scheduled conference call during which members of the Company’s senior management team discussed third quarter 2004 financial results and the outlook for the remainder of fiscal year 2004. They also responded to questions.

The conference call was conducted after the Company issued a press release earlier that day relating to its third quarter 2004 results. Because the Securities and Exchange Commission’s EDGAR system was not available to receive filings on November 11, 2004, due to the Veteran’s Day holiday, the Company was not able to furnish that press release to the Commission on Form 8-K prior to the conference in accordance with its usual practice. Accordingly, the Company is furnishing the transcript of the conference call to the Commission pursuant to the instructions to Item 2.02 of Form 8-K. A copy of the transcript is attached hereto as Exhibit 99. This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Forward looking statements in the transcript should be considered in conjunction with the cautionary statements in Exhibit (99)C to the Company’s 2003 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits.

		(99).	Transcript of Target Corporation’s Earnings Conference Call on November 11, 2004, 9:30 a.m. CST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: November 12, 2004	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99).	Transcript of Target Corporation’s Earnings Conference Call on November 11, 2004, 9:30 a.m. CST.	Filed Electronically